U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2018 (June 18, 2018)

AKERS BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-36268	22-2983783
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

201 Grove Road

Thorofare, New Jersey USA 08086

(Address of principal executive offices, including zip code)

(856) 848-8698

(Registrant’s telephone number, including area code)

Check thebelow if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.02 Non-Reliance on Previously Issued Financial Statements

On June 18, 2018, the Audit Committee of the Board of Directors (the “Audit Committee”) was advised by the Company’s independent registered public accounting firm, Morison Cogen LLP (“Morison”), that the following previously filed financial statements of the Company should not be relied upon:

(i)	The Company’s audited consolidated financial statements for the fiscal year ended December 31, 2017, contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, originally filed with the Securities and Exchange Commission (“SEC”) on April 3, 2018 (the “Annual Report”),

(ii)	The Company’s unaudited financial statement for the quarterly period ended September 30, 2017, contained in the Company’s Quarterly Report on Form 10-Q, originally filed with the SEC on November 14, 2017 (the “Q3 Report”); and

(iii)	The Company’s unaudited financial statement for the quarterly period ended June 30, 2017, contained in the Company’s Quarterly Report on Form 10-Q, originally filed with the SEC on August 14, 2017 (the “Q2 Report”, which along with the Q3 Report and the Annual Report are referred to herein as the “Reports”).

Subsequent to the filing of the Annual Report certain information came to the attention of the Audit Committee that certain 2017 revenue transactions did not qualify for revenue recognition under generally accepted accounting principles. The Audit Committee is overseeing an investigation of these matters with assistance of Morison, outside counsel and forensic accountants.

The Company will, as soon as is practicable, make the appropriate adjustments to the above referenced Reports by filing with the SEC amendments to the Reports which, in each case, will include restated consolidated financial statements and notes thereto and any other appropriate revisions.

The Company’s Audit Committee discussed the matters described in this Item 4.02 with representatives of Morison. In accordance with Item 4.02(c) of Form 8-K, the Company provided Morison with a copy of the statements set forth in this Item 4.02 prior to the filing of this Report with the SEC. The Company requested that Morison furnish the Company with a letter addressed to the SEC stating whether Morison agrees with the above statements in this Item 4.02 as required by SEC rules. Morison has furnished the requested letter, and it is attached as an Exhibit 7.1 to this Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

7.1	Letter, Dated June 19, 2018, from Morison to the SEC.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, the press release included herein, and any statements of representatives and partners of the Company related thereto contain, or may contain, among other things, certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results (including, without limitation the timing for and results of the Company’s pending restatement, including the actual amounts deferred and recognized once such amounts are subject to audit) may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKERS BIOSCIENCES, INC.

Date: June 19, 2018	By:	/s/ John J. Gormally
John J. Gormally
Chief Executive Officer